Exhibit 99.2

LOWE'S Q4 2019 RESULTS

"In the fourth quarter, we delivered profitability that exceeded our expectations given strong expense management, improving gross margin and enhanced process execution. Our sales growth was driven almost entirely by our U.S. brick and mortar stores, supported by our investments in technology, store environment and the Pro business. We have a detailed road map in place to modernize our e-commerce platform and accelerate Lowes.com sales, which combined with the sales productivity improvement in our physical stores, underscores our opportunity to unlock additional growth. Though we are only one year into a multi-year plan, we made significant progress transforming our company and believe we are well positioned to capitalize on solid demand in a healthy home improvement market. We are entering 2020 from a position of strength and remain confident that our focus on retail fundamentals combined with technology improvements will continue to pay dividends across the business. I would like to thank all of our associates for their continued commitment to serving customers."

- Marvin R. Ellison, Lowe's president and CEO

FINANCIAL HIGHLIGHTS

$16.0B
IN SALES
+2.4%

+2.6%
U.S. COMP SALES

WE RETURNED **~$1.1 BILLION** TO OUR SHAREHOLDERS THROUGH DIVIDENDS AND SHARE REPURCHASES

31.08%
GROSS MARGIN
-22 basis points

31.89%
ADJ. GROSS MARGIN[1]
+40 basis points

5.98%
OPERATING MARGIN
+961 basis points

7.15%
ADJ. OPERATING MARGIN[1]
+70 basis points

$0.66
DILUTED EPS

$0.94
ADJ. DILUTED EPS[1]
+17.5%

1 Adjusted Gross Margin, Adjusted Operating Margin, and Adjusted Diluted EPS are non-GAAP financial measures. Refer to Lowes.com/investor for a reconciliation of non-GAAP measures.

U.S. COMPARABLE SALES SUMMARY

TRANSACTIONS/TICKET

COMP TRANSACTIONS: **-0.5%**

COMP AVERAGE TICKET: **+3.0%**

LOWE'S ProServices: ABOVE COMPANY AVERAGE

LOWES.COM SALES GROWTH: **+3%**

COMP SALES BY TICKET SIZE



>$500
+3.8%
$50-500
+2.7%
<$50
-0.3%

U.S. MONTHLY COMP PERFORMANCE



2019
2018
-0.7%
+0.9%
NOVEMBER
+6.2%
+1.4%
DECEMBER
+2.1%
+5.8%
JANUARY

MERCHANDISING DEPARTMENT PERFORMANCE

Positive comps in **9** of **13** merchandising departments.

ABOVE COMPANY AVERAGE

DÉCOR · LAWN & GARDEN · PAINT · MILLWORK · LUMBER & BUILDING MATERIALS · TOOLS · HARDWARE · APPLIANCES



Positive comps in **14** of 15 U.S. regions

PROGRESS AGAINST INITIATIVES

- Leveraged process improvements and technology to improve store labor productivity; optimized our current mix of labor hours to better serve customers, moving from a mix of 60% of payroll hours dedicated to tasking and only 40% dedicated to selling in 2018, to a current mix of more than 50% dedicated to selling.
- Pro strategic initiatives are gaining traction with another quarter of Pro comps outpacing DIY growth.
- Improved service model in stores and better in-stock execution resulted in our fourth consecutive quarter of improved customer service scores from both DIY and Pro customers.
- Made signifcant progress executing our digital transformation including hiring more than 1,400 technologists in 2019 and improving overall Information Technology systems; deployed solutions to remediate 50% of our "tech debt" or legacy deficiencies in our IT architecture.
- Implementation of retail fundamentals driving improved results in departments which have historically underperformed, such as Paint, Millwork, and Décor.

Q4 2019 Reconciliation of Non-GAAP Measures Management of Lowe's Companies, Inc. (the Company) uses certain non-GAAP financial measures and considers them to be important supplemental measures of the Company's performance, as further outlined below. Management also believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, the Company's financial measures as prepared in accordance with GAAP. The Company's methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. The Company has provided the following non-GAAP financial measures for comparing its operating performance for the three and twelve months ended January 31, 2020, with the respective periods ended February 1, 2019: adjusted gross margin, adjusted operating income, and adjusted diluted earnings per share. These measures exclude the impacts of certain discrete items, as further detailed below, not contemplated in Lowe's Business Outlook for fiscal 2019 and fiscal 2018. Lowe's believes these measures are useful in helping understand actual and forecasted performance relative to the original Business Outlook, as well as performance between fiscal periods. Fiscal 2019 Impacts For fiscal 2019, the Company has recognized financial impacts from the following discrete items, not contemplated in the Company’s Business Outlook for 2019: • Prior to the beginning of fiscal 2019, the Company announced its intention to exit its Mexico retail operations and had planned to sell the operating business. However, in the first quarter of fiscal 2019, after an extensive market evaluation, the decision was made to instead sell the assets of the business. That decision resulted in an $82 million tax benefit in the first quarter, which was partially offset by $12 million of pre-tax operating costs associated with the exit and ongoing wind-down of the Mexico retail operations. During the second quarter of fiscal 2019, the Company recognized additional pre-tax operating losses of $14 million. For the third quarter, the pre-tax operating losses for the Mexico retail operations were insignificant. For the fourth quarter, the Company recognized additional pre-tax operating losses of $9 million. Total pre-tax operating costs and charges for fiscal year 2019 were $35 million (Mexico adjustments), and; • During the third quarter of fiscal 2019, the Company began a strategic review of its Canadian operations, and as a result, recognized pre-tax charges of $53 million associated with long-lived asset impairment. During the fourth quarter, the Company made the decision to close 34 under-performing stores and take additional actions to improve future performance and profitability of its Canadian operations. As a result of these actions, in the fourth quarter of fiscal 2019, the Company recognized pre-tax operating costs and charges of $176 million, consisting of inventory liquidation, accelerated depreciation and amortization, severance, and other costs, as well as a net $26 million impact to income tax expense related to income tax valuation allowance. Total pre-tax operating costs and charges for fiscal year 2019 were $230 million (2019 Canada restructuring). Fiscal 2018 Impacts During fiscal 2018, the Company recognized financial impacts from the following discrete items, not contemplated in the Company's Business Outlook for 2018: • During the fourth quarter of fiscal 2018, the Company recorded $952 million of goodwill impairment associated with its Canadian operations (Canadian goodwill impairment); • On August 17, 2018, the Company committed to exit its Orchard Supply Hardware operations. As a result, the Company recognized pre-tax charges of $230 million during the second quarter of fiscal 2018 associated with long lived asset impairment and discontinued projects. During the third quarter of fiscal 2018, the Company recognized pre-tax charges of $123 million associated with accelerated depreciation and amortization, severance and lease obligations. During the fourth quarter of fiscal 2018, the Company recognized additional pre-tax charges of $208 million primarily related to lease obligations. Total pre-tax charges for fiscal year 2018 were $561 million (Orchard Supply Hardware charges); 1

• On October 31, 2018, the Company committed to close 20 under-performing stores across the U.S. and 31 locations in Canada, including 27 under-performing stores. As a result, the Company recognized pre-tax charges of $121 million during the third quarter of fiscal 2018 associated with long-lived asset impairment and severance obligations. During the fourth quarter of fiscal 2018, the company recognized additional pre-tax charges of $150 million, primarily associated with severance and lease obligation costs, as well as accelerated depreciation. Total pre-tax charges for fiscal year 2018 were $271 million (U.S. and Canada closing charges); • As previously discussed above, on November 20, 2018, the Company announced its plans to exit retail operations in Mexico and was exploring strategic alternatives. During the third quarter, $22 million of long-lived asset impairment was recognized on certain assets in Mexico as a result of the strategic evaluation. During the fourth quarter, an additional $222 million of impairment was recognized. Total pre-tax charges for fiscal year 2018 were $244 million (Mexico impairment charges); • During the third quarter of fiscal 2018, the Company identified certain non-core activities within its U.S. home improvement business to exit, including Alacrity Renovation Services and Iris Smart Home. As a result, during the third quarter of 2018, the Company recognized pre-tax charges of $14 million associated with long-lived asset impairment and inventory write-down. During the fourth quarter of fiscal 2018, the Company recognized additional pre-tax charges of $32 million. Total pre-tax charges for fiscal year 2018 were $46 million (Non-core activities charges), and; • During the fourth quarter of fiscal 2018, the Company recorded a pre-tax charge of $13 million, associated with severance costs due to the elimination of the Project Specialists Interiors position (Project Specialists Interiors charge). The following provides a reconciliation of the Company's non-GAAP financial measure to the most directly comparable GAAP financial measure: Three Months Ended Year Ended Adjusted Gross Margin (in millions) January 31, 2020 February 1, 2019 January 31, 2020 February 1, 2019 Gross Margin, As Reported $ 4,981 $ 4,898 $ 22,943 $ 22,908 Mexico adjustments — — (10) — 2019 Canada restructuring 122 — 122 — Non-core activities charges — 29 — 33 Adjusted Gross Margin $ 5,103 $ 4,927 $ 23,055 $ 22,941 Gross Margin, % of sales 31.08% 31.30% 31.80% 32.12% Adjusted Gross Margin, % of sales 31.89% 31.49% 31.99% 32.17% 2

Adjusted Operating Income (in millions, except percentage data)	Three Months Ended January 31, 2020	Three Months Ended February 1, 2019	Year Ended January 31, 2020	Year Ended February 1, 2019
Operating Income, As Reported	**$ 958**	**$ (567)**	**$ 6,314**	**$ 4,018**
Mexico adjustments	9	—	35	—
2019 Canada restructuring	176	—	230	—
Canadian goodwill impairment	—	952	—	952
Orchard Supply Hardware charges	—	208	—	561
U.S. & Canada charges	—	150	—	271
Mexico impairment charges	—	222	—	244
Non-core activities charges	—	32	—	46
Project Specialists Interiors charge	—	13	—	13
Adjusted Operating Income	**$ 1,143**	**$ 1,010**	**$ 6,579**	**$ 6,105**
Operating Margin, As Reported	**5.98%**	**(3.63)%**	**8.75%**	**5.64%**
Adjusted Operating Margin	**7.15%**	**6.45 %**	**9.13%**	**8.56%**

	Three Months Ended					
	January 31, 2020			February 1, 2019		
Adjusted Diluted Earnings Per Share	**Pre-Tax Earnings**	**Tax [1]**	**Net Earnings**	**Pre-Tax Earnings**	**Tax [1]**	**Net Earnings**
Diluted Earnings Per Share, As Reported			**$ 0.66**			**$ (1.03)**
Mexico adjustments	0.01	0.01	0.02	—	—	—
2019 Canada restructuring	0.23	0.03	0.26	—	—	—
Canadian goodwill impairment	—	—	—	1.19	(0.03)	1.16
Orchard Supply Hardware charges	—	—	—	0.25	(0.05)	0.20
U.S. & Canada charges	—	—	—	0.18	(0.05)	0.13
Mexico impairment charges	—	—	—	0.28	0.01	0.29
Non-core activities charges	—	—	—	0.04	(0.01)	0.03
Project Specialists Interiors charge	—	—	—	0.02	—	0.02
Adjusted Diluted Earnings Per Share			**$ 0.94**			**$ 0.80**

[1] *Represents the corresponding tax benefit or expense related to the item excluded from adjusted diluted earnings per share.*

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as "believe", "expect", "anticipate", "plan", "desire", "project", "estimate", "intend", "will", "should", "could", "would", "may", "strategy", "potential", "opportunity" and similar expressions are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, Lowe's plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, Lowe's strategic initiatives, including those relating to acquisitions and dispositions by Lowe's and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements.

3

A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, inflation or deflation of commodity prices, recently enacted or proposed tariffs, and disruptions caused by our recent management and key personnel changes, and other factors that can negatively affect our customers, as well as our ability to: (i) respond to adverse trends in the housing industry, a reduced rate of growth in household formation, and slower rates of growth in housing renovation and repair activity, as well as uneven recovery in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes necessary to realize the benefits of our strategic initiatives focused on omni-channel sales and marketing presence and enhance our efficiency, and otherwise successfully execute on our strategy and implement our strategic initiatives, including acquisitions, dispositions and the closing of certain stores and facilities; (iii) attract, train, and retain highly-qualified associates; (iv) manage our business effectively as we adapt our operating model to meet the changing expectations of our customers; (v) maintain, improve, upgrade and protect our critical information systems from system outages, data security breaches, ransomware and other cyber threats; (vi) respond to fluctuations in the prices and availability of services, supplies, and products; (vii) respond to the growth and impact of competition; (viii) address changes in existing or new laws or regulations that affect consumer credit, employment/labor, trade, product safety, transportation/logistics, energy costs, health care, tax, environmental issues or privacy and data protection; (ix) positively and effectively manage our public image and reputation and respond appropriately to unanticipated failures to maintain a high level of product and service quality that could result in a negative impact on customer confidence and adversely affect sales; and (x) effectively manage our relationships with selected suppliers of brand name products and key vendors and service providers, including third party installers. In addition, we could experience impairment losses and other charges if either the actual results of our operating stores are not consistent with the assumptions and judgments we have made in estimating future cash flows and determining asset fair values, or we are required to reduce the carrying amount of our investment in certain unconsolidated entities. With respect to acquisitions and dispositions, potential risks include the effect of such transactions on Lowe’s and the target company’s or operating business’s strategic relationships, operating results and businesses generally; our ability to integrate or divest personnel, labor models, financial, IT and other systems successfully; disruption of our ongoing business and distraction of management; hiring additional management and other critical personnel; increasing or decreasing the scope, geographic diversity and complexity of our operations; significant integration or disposition costs or unknown liabilities; and failure to realize the expected benefits of the transaction. For more information about these and other risks and uncertainties that we are exposed to, you should read the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” included in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. The forward-looking statements contained in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All such forward-looking statements are based upon data available as of the date of this presentation or other specified date and speak only as of such date. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf about any of the matters covered in this presentation are qualified by these cautionary statements and in the “Risk Factors” included in our most recent Annual Report on Form 10-K and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. We expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, change in circumstances, future events or otherwise, except as may be required by law. 4